Exhibit 99.1
Teleflex Incorporated Q1 2008 Financial Results April 29, 2008 Exhibit 99.1

Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, such matters as business strategies, market trends, future business and financial performance, forecasts of earnings per share excluding special charges, revenues, segment operating margins and cash flow from operations, expected synergies from acquisitions and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in the Company's SEC filings including its most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include adjusted gross margins, operating margins before special charges, income and earnings per share excluding special charges, adjusted cash flow from operations, adjusted gross profit, adjusted operating expenses, operating income before special charges and (gain)/loss on sale, free cash flow and adjusted segment operating profit . These non-GAAP measures exclude the impact of restructuring and impairment costs, gain or loss on the sale of assets, tax payment related to gain on sale of Automotive & Industrial businesses, fair market value adjustments for inventory and acquisition integration costs. Reconciliation of those measures to the most comparable GAAP measures is contained within this presentation. Segment operating profit is defined as a segment's revenues reduced by its materials, labor, and other product costs along with the segment's selling, engineering, and administrative expenses and minority interest. Unallocated corporate expenses, restructuring costs, gain or loss on the sale of assets, acquisition integration costs, fair market adjustments for inventory, interest income and expense and taxes on income are excluded from the measure. The following slides reflect continuing operations.

Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors") Telephone replay available by dialing 888-286-8010 or for international calls, 617-801-6888, pass code number 82788079

Jeff Black Chairman and Chief Executive Officer

First Quarter Summary Continuing operations deliver solid results Sales increase 37% driven by acquisition & currency EPS excluding special charges of $0.85 Medical performance more than offsets decline in Commercial, slightly lower Aerospace Medical adjusted segment operating margins approach 21% Arrow integration plan ahead of schedule Operating margins before special charges of 14.6%, up 30 bps Adjusted cash flow from operations up 6% over prior year period

First Quarter Highlights Teleflex Medical Medical Arrow acquisition adds 59% to revenue, core revenue declines 1% Core revenue growth from new products / higher volume in European markets Surgical sales up across product lines in EMEA, Asia & Latin America, decline in North America Arrow new products: Pressure injectable CVC Next Step hemodialysis catheter OEM order backlog grows FDA compliance program progressing on schedule

Q1 Medical Revenue by Region & Product Summary Note: Q1'07 excludes Arrow acquisition which occurred in Q4'07

Medical Recent Product Introductions

Arrow Integration/Synergies On target for integration goals: Pre-tax synergies of $35-$40 million in 2008 Run rate annual pre-tax synergies of $70-$75 million by 2010 Activities in Q4/Q1: Completed consolidation/elimination of corporate/public company costs Realigned organizational structure Created dedicated sales teams for anesthesia/airway management Announced product facility consolidation transfers to occur gradually over next 18-24 months Completed first product transfers

First Quarter Highlights Teleflex Commercial Teleflex Aerospace Aerospace First Boeing 767 special freighter shipped First Airbus 330/340 system shipped Aftermarket spares continues to increase Accelerated deliveries of A330/340 Awarded A350 XWB SFE status Commercial Marine aftermarket/international sales grow Strong sales for rigging services Negative impact of truck APU product lines worse than expected

Kevin Gordon Executive Vice President and Chief Financial Officer

Three Month Summary from Continuing Operations

Three Month Summary from Continuing Operations Note: Q1'08 (gains)/losses and other charges includes integration costs of $0.2m, net of tax

Driving performance from operations Effective management of outstanding borrowings Q1'08 vs. Q1'07 EPS Excluding Special Charges Bridge

Q1 Cash Flow From Continuing Operations ($ Millions) Capital Expenditures - $9.7 million; Dividends - $11.1 million Capital Expenditures - $7.8 Million; Dividends - $12.6 million 6% Growth 16% Growth Note: Q1'08 Cash Flow from Operations excludes $47M tax payment related to gain on sale of Automotive & Industrial businesses in Q4'07

Medical Segment Q1'08 vs. Q1'07 Commentary Note: Operating Profit above excludes $6.9M inventory step-up and $0.3M integration charges Critical Care Arrow adds $113 million Respiratory care sales up in North America, Asia & Latin America; decline in EMEA Anesthesia / airway management sales volume up in EMEA Urology sales decline on volume / price pressure Surgical Sales strength across product lines in EMEA, Asia & Latin America, decline in North America Cardiac Care Arrow adds $22 million OEM Sutures / Specialty sales strength Backlog of orders improves on orthopedic products Arrow Sales grow 4% over comp period in '07

Aerospace Segment Q1'08 vs. Q1'07 Commentary Cargo Handling First Boeing 767 special freighter system shipped First Airbus 330/340 system shipped Nordisk acquisition adds $14M to Q1 revenues Increase in aftermarket spares sales Airbus 330/340 system deliveries accelerated in 2008 will enhance core revenue growth First 747-8 to ship end of 2008 Repair Products and Services Core growth tempered by phase out of lower margin products Facility consolidation drives margin improvement PTI joint venture contributes to earnings Margins impacted by acceleration of A330/340 system deliveries and investment in new platforms

Commercial Segment Q1'08 vs. Q1'07 Commentary Marine Core growth of 2% Sales strength in aftermarket offsets OEM & Engine decline Cost containment keeps operating margins relatively flat to prior year Rigging Services Core growth of 11% Acquisition adds to growth Margin pressure due to commodity prices / mix Power Systems Continued downturn in NA truck market and technology investment in alternative fuels business drive loss for quarter Alternative fuel system sales in Latin America Commercial core growth excluding power systems was more than offset by worse than expected decline in APU sales Expect to see operating margin improvement as the year progresses

Low High Earnings per share from continuing operations including special charges $3.03 $3.30 Addback special charges1 $0.67 $0.60 Earnings per share from continuing operations before special charges $3.70 $3.90 2008 Outlook Operating cash flow of over $250 million2 1 = includes restructuring, integration costs and inventory step-up, all principally related to the Arrow acquisition 2 = exclusive of tax payments related to gain on sale recorded in discontinued operations in 2007

Jeff Black Chairman and Chief Executive Officer

2008 Outlook Highlights Revenues over $2.4 billion Overall segment operating margins in the mid-teens for the year Operating cash flow of over $250 million1 Medical Sales growth driven by international markets Improvement in OEM business Arrow acquisition and new product launches in critical care Achieving operational efficiencies/integration ahead of schedule Accelerating R&D spending Aerospace Investing in new platforms, capacity expansion Top line growth - systems launching sooner than planned (A330/340) Unfavorable mix in 2008 - leads to future aftermarket spare sales Maintain low double-digit operating margins for the year Commercial Marine and rigging services offset by decline in power systems Full year margins improve year-on-year 1 = exclusive of tax payments related to gain on sale recorded in discontinued operations in 2007

Summary Teleflex Medical Teleflex Commercial Teleflex Aerospace Solid first quarter - reaffirm full year guidance Arrow integration plans and synergies ahead of schedule Accelerating investment for core growth Medical R&D initiatives Engineering for new aircraft platforms New technologies Continue to execute on history of strong cash flow performance

Question and Answer Session

Appendices

Appendix A - QTD Reconciliation of Medical Operating Profit and Margins

Appendix B - QTD Reconciliation of Teleflex Gross Profit and Margins

Appendix C - QTD Reconciliation of Teleflex Operating Expenses

Appendix D - Q1'08 vs. Q1'07 Special Charge Income Statement Classification Summary

Appendix E - QTD Reconciliation of Teleflex Cash Flow from Operations

Appendix F - Capital Structure $ Millions